SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Eaton Vance Senior Income Trust

Eaton Vance Floating-Rate Income Trust

Eaton Vance Senior Floating-Rate Trust

Eaton Vance New York Municipal Income Trust

(Name of Registrant as Specified in Its Charter)

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EATON VANCE CLOSED-END FUNDS

Two International Place

Boston, Massachusetts 02110

Thomas E. Faust Jr.

President and Chief Executive Officer, Eaton Vance Management

Trustee, Eaton Vance Closed-End Funds

November 24, 2020

Dear Shareholder:

I hope this letter finds you and your loved ones healthy and safe.

As you may be aware, Eaton Vance has entered into a definitive agreement to be acquired by Morgan Stanley and to merge our investment management businesses. By bringing together the complementary investment capabilities, distribution and client service resources, brands and cultures of our two organizations, we seek to create the world’s premier asset manager. As part of Morgan Stanley, Eaton Vance will gain access to Morgan Stanley’s extensive resources to continue investing in our investment teams, technology and operating platforms, and market relationships to maintain the high-quality shareholder experience you have come to expect.

In conjunction with the change in control of Eaton Vance, a joint special meeting of shareholders (the Meeting) of Eaton Vance Floating-Rate Income Trust (EFT), Eaton Vance Senior Floating-Rate Trust (EFR), Eaton Vance Senior Income Trust (EVF) and Eaton Vance New York Municipal Income Trust (EVY) (the Funds) has been scheduled for January 7, 2021. At the Meeting, shareholders will be asked to approve new investment advisory agreements for the Funds. We hope that you will be able to attend the Meeting or vote your shares by proxy using the white proxy card the Fund will provide. Regardless of the number of shares you own, it is important that your shares be represented at the Meeting.

I am writing to alert you that you may receive proxy materials from Saba Capital Management, L.P., a hedge fund manager, and certain of its affiliates (Saba), including a GOLD or other non-white proxy card, seeking your vote against your Fund’s investment advisory agreement and unilateral discretion for Saba to decide not to vote your shares at the Meeting. This campaign could disrupt your Fund’s operations and potentially leave your Fund without an investment adviser. The Boards of Trustees of the Funds urge you NOT to sign any proxy card sent to you by Saba or by any person other than the Funds.

The Funds will be sending you proxy materials, including a WHITE proxy card, in the coming weeks. Once you receive the Funds’ proxy materials, we ask that you please read the material carefully and vote your WHITE proxy card as soon as possible through the various convenient methods that will be listed on the WHITE proxy card.

If you have any questions, please call the proxy information line at (866) 416-0552.

Thank you for your attention to this important matter.

Sincerely,

 President and Chief Executive Officer, Eaton Vance Management

Trustee, Eaton Vance Closed-End Funds

PLEASE READ THE FUNDS' DEFINITIVE PROXY STATEMENT WHEN IT IS AVAILABLE. IT CONTAINS IMPORTANT INFORMATION. THE FUNDS WILL MAIL THE DEFINITIVE PROXY STATEMENT TO SHAREHOLDERS OF RECORD AS OF OCTOBER 29, 2020. THE DEFINITIVE PROXY STATEMENT AND RELATED MATERIALS WILL ALSO BE AVAILABLE, AND THE PRELIMINARY PROXY STATEMENT IS CURRENTLY AVAILABLE, WITHOUT CHARGE, ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

Eaton Vance Closed-End Funds

SCRIPT 1: Live

This is Tom Faust, Chief Executive Officer of Eaton Vance and a Trustee of the Eaton Vance Closed-End Funds.

I hope this call finds you and your loved ones healthy and safe.

We understand that you or someone else in your household owns shares of one or more Eaton Vance Closed-End Funds.

You should soon be receiving proxy materials for an upcoming Joint Special Meeting of Fund Shareholders. At the meeting, Fund shareholders will be asked to approve new investment advisory agreements in connection with the proposed acquisition of Eaton Vance by Morgan Stanley. By combining the capabilities and resources of Eaton Vance and Morgan Stanley, we seek to better serve Fund shareholders and other clients.

It is very important that you vote your shares as soon as possible on the WHITE proxy card. You may do so using any of the convenient methods outlined on your proxy card.

Thank you for your assistance.

SCRIPT 2: Live

This is Tom Faust, Chief Executive Officer of Eaton Vance and a Trustee of the Eaton Vance Closed-End Funds.

I hope this call finds you and your loved ones healthy and safe.

We understand that you or someone else in your household owns shares of one or more Eaton Vance Closed-End Funds.

We need your help.

Each Fund is seeking to approve a new investment advisory agreement in connection with the proposed acquisition of Eaton Vance by Morgan Stanley. By combining the capabilities and resources of Eaton Vance and Morgan Stanley Investment Management, we seek to better serve Fund shareholders and other clients. Your vote is particularly important because a known, opportunistic hedge fund manager, Saba Capital Management, has launched a campaign against approval of the new agreement.

To support your Fund and help approve the new agreement, please vote your shares now by pressing 1.

For more information on this matter, please press 2.

To refer us to someone else in your household, please press 3.

Thank you for your assistance.

SCRIPT 3 – Live and Machines

This is Tom Faust, Chief Executive Officer of Eaton Vance and a Trustee of the Eaton Vance Closed-End Funds.

I hope this call finds you and your loved ones healthy and safe.

We understand that you or someone else in your household owns shares of one or more Eaton Vance Closed-End Funds.

We need your help. Each Fund is seeking to approve a new investment advisory agreement in connection with the proposed acquisition of Eaton Vance by Morgan Stanley. By combining the capabilities and resources of Eaton Vance and Morgan Stanley Investment Management, we seek to better serve Fund shareholders and our other clients. Your vote is particularly important because a known, opportunistic hedge fund manager, Saba Capital Management, has launched a campaign against approval of the new agreement.

To support your Fund and help approve the new agreement, please vote your shares now by pressing 1.

For more information on this matter, please press 2.

To refer us to someone else in your household, please press 3.

If you are receiving this message on your answering machine or voicemail, please contact us at (866) 416-0552 between 9:00 a.m. and 10:00 p.m. Eastern Time. It will only take a few minutes of your time.

Thank you for your assistance.

SCRIPT 4 – Machines only

This is Tom Faust, Chief Executive Officer of Eaton Vance and a Trustee of the Eaton Vance Closed-End Funds.

I hope this call finds you and your loved ones healthy and safe.

We understand that you or someone else in your household owns shares of one or more Eaton Vance Closed-End Funds.

We need your help.

Each Fund is seeking to approve a new investment advisory agreement in connection the proposed acquisition of Eaton Vance by Morgan Stanley. By combining the capabilities and resources of Eaton Vance and Morgan Stanley Investment Management, we seek to better serve Fund shareholders and other clients. Your vote is particularly important because a known, opportunistic hedge fund manager, Saba Capital Management, has launched a campaign against approval of the new agreement.

If you are receiving this message on your answering machine or voicemail, please call (866) 416-0552 between 9:00 a.m. and 10:00 p.m. Eastern Time. It will take only a few minutes of your time.

Thank you for your assistance.